Warrant Liability	9 Months Ended
Sep. 30, 2026
Warrant Liability [Abstract]
WARRANT LIABILITY

7. WARRANT LIABILITY

The Company has approximately 7.5 million warrants outstanding that are exercisable for 1.4677 common shares at an exercise price of USD$7.83 per share and expire on September 19, 2028. The warrants are remeasured to their fair value at each reporting date with the change recognized through the statement of comprehensive income (loss). In connection with the rights offerings completed on December 19, 2025, and September 16, 2026 (Note 8), the exchange ratio and exercise price of the warrants were adjusted.

The following table summarizes the changes to the Company’s warrant liability.

	Warrants (‘000)	Fair value
Balance, January 1, 2025	7,527	$18,304
Gain on warrant liability revaluation	-	(14,176)
Balance, December 31, 2025	7,527	$4,128
Loss on warrant liability revaluation	-	8,452
Balance, September 30, 2026	7,527	$12,580

The fair value of each warrant was estimated using the Black Scholes-Merton model with the following assumptions:

As at	September 30, 2026	December 31, 2025
Share price $US	$5.65	$4.76
Exercise price $US	$7.83	$9.82
Average risk-free interest rate	3.37%	2.57%
Average expected volatility (1)	42%	39%
Average expected life (years)	2.00	2.75

(1)	Expected volatility has been based on historical share volatility and that of similar market participants.

A 10% increase in the share price would increase warrant liability by $4.2 million with a corresponding adjustment to the statement of comprehensive income (loss).